Date:May 17, 2023 The Mosaic Company BMO Global Farm to Market Conference

Forward Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include, but are not limited to: political and economic instability and changes in government policies in Brazil and other countries in which we have operations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; the economic impact and operating impacts of the coronavirus (Covid-19) pandemic, the effect of future product innovations or development of new technologies on demand for our products; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the performance of the Wa’ad Al Shamal Phosphate Company (also known as MWSPC), the future success of current plans for MWSPC and any future changes in those plans; difficulties with realization of the benefits of our natural gas based pricing ammonia supply agreement with CF Industries, Inc., including the risk that the cost savings initially anticipated from the agreement may not be fully realized over its term or that the price of natural gas or ammonia during the term are at levels at which the pricing is disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; changes in government policy; changes in environmental and other governmental regulation, including expansion of the types and extent of water resources regulated under federal law, carbon taxes or other greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States, Canada or Brazil, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the costs of the MWSPC; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund financial assurance requirements and strategic investments; brine inflows at Mosaic’s potash mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events, sinkholes or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss; as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Non-GAAP Financial Measures This presentation includes the presentation and discussion of non-GAAP diluted net earnings per share guidance, or adjusted EPS, and adjusted EBITDA, adjusted gross margin referred to as non-GAAP financial measures and free cash flow. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles, or GAAP. Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because non-GAAP measures are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies. Adjusted metrics, including adjusted EPS and adjusted EBITDA are calculated by excluding the impact of notable items from the GAAP measure. Notable items impact on gross margin and EBITDA is pretax. Notable items impact on diluted net earnings per share is calculated as the notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Free cash flow is defined as net cash provided by operating activities less capital expenditures, and adjusted for changes in working capital financing. Management believes that these adjusted measures provide securities analysts, investors, management and others with useful supplemental information regarding our performance by excluding and/or including certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes these adjusted measures in analyzing and assessing Mosaic’s overall performance and financial trends, for financial and operating decision-making, and to forecast and plan for future periods. These adjusted measures also assist our management in comparing our and our competitors' operating results.

Solid Agricultural Fundamentals 3 Slow down in yield growth in recent years has pushed our stocks-to-use ratio metric below 15%, a 25-year low and unlikely to recover in a single season. 12% 13% 14% 15% 16% 17% 18% 19% 20% 21% 22% 200 225 250 275 300 325 350 375 400 425 450 475 500 00 02 04 06 08 10 12 14 16 18 20 22F PercentMil Tonnes Grain and Oilseed Stocks World Less China Stocks Percent of Use Source: USDA April 2023

0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 15 16 17 18 19 20 21 22 23 Plant Nutrient Affordability Ferts Price Index / Crop Price Index Affordability Metric Average (2010-present) Solid Agricultural Fundamentals 4 Lower fertilizer prices, combined with still-elevated ag commodity prices, have pushed fertilizer affordability metrics to levels that have historically been conducive to demand. Source: Weekly Price Publications, CME, KLSE, USDA, AAPFCO, Mosaic Fertilizer prices as of April 27, 2023 Less Affordable Fertilizers More Affordable Fertilizers

Strong North American Spring Shipments 5 Mosaic’s April shipments to North American customers represent the highest level in the last five years. We expect international shipments to reflect similar demand trends as the year progresses. 0 100 200 300 400 500 600 700 800 2018 2019 2020 2021 2022 2023 00 0 to nn es Total Phosphates Segment April Shipments International Domestic 0 100 200 300 400 500 600 700 800 900 1,000 2018 2019 2020 2021 2022 2023 00 0 to nn es Total Potash Segment April Shipments International Domestic Potash April 2023 Sales Volumes (000 tonnes) 939 Sales Revenues (millions) $405 Phosphates April 2023 Total Sales Volumes (000 tonnes) 677 Sales Revenues (millions) $519

Spring Pricing Remains Attractive

Mosaic's realizations reflect in-country Midwest levels that are significantly higher than recent quotes at New Orleans, where little volume is currently being transacted.


MN
WI
MI
IA
IL
IN
OH
KS
MO
KY
TN
OK
AR
MS
AL
GA
LA
X

DAP: ~$695/st ($765/mt)
MOP: ~$470/st ($515/mt)

DAP: ~$520/st ($572/mt)
MOP: ~$400/st ($440/mt)

6

First Quarter Operational Highlights 7 Phosphates • Best quarterly production since 2021, as operations recovered from second half 2022 disruptions that were resolved in the early part of the first quarter • Costs expected to reflect improved benefit from lower raw material prices and higher volumes as the year progresses Mosaic Fertilizantes • First quarter results reflected destocking of high-cost inventory; Effort now largely complete • Margins in the second quarter expected to trend back toward mid-cycle levels Potash • First quarter shipments accelerated toward the end of the first quarter and have continued in April • Evidence of North America market share gains • We are committed to a disciplined approach of producing only what the market needs

2023 Capital Allocation 8 Return Capital to Shareholders Invest in the Business Maintain Strong Balance Sheet Our capital allocation strategy remains unchanged. High-returning, modest investments • Total capital expenditures of $1.3 - $1.4 billion • Includes ~$500 million in growth investments • Sustaining includes expenditures on operational improvements, environmental requirements, lease-to-buy Current balance sheet reflects investment grade metrics • Expect to refinance $900 million of long-term debt that matures in the fourth quarter of 2023 Continue returning virtually all Free Cash Flow to shareholders • $0.80 per share regular common dividend target • $0.25 per share special dividend distributed in the first quarter • Year-to-date share repurchases of $456 million

Investor Contact: Paul Massoud 813-775-4260 paul.massoud@mosaicco.com

Appendix

First Quarter 2023 Performance 11 CONSOLIDATED REVENUES $3,604M -8% Y/Y OPERATING EARNINGS $545M -57% Y/Y NET EARNINGS $435M -63% Y/Y ADJUSTED(1) EBITDA $777M -46% Y/Y POTASH MOSAIC FERTILIZANTESPHOSPHATES Net Operating Adjusted Revenues Earnings EBITDA(1) Q1 2023 Q1 2022 $1,382M $266M $382M $1,496M $493M $632M Net Operating Adjusted Revenues Earnings EBITDA(1) $907M $402M $474M $1,060M $563M $651M Net Operating Adjusted Revenues Earnings EBITDA(1) $1,343M $(32)M $3M $1,488M $187M $233M Returned $608 million through Share Repurchases and Dividends (1)See Non-GAAP Financial Measures for additional information

Potash (1)See Non-GAAP Financial Measures for additional information 12 Q1 2023 Q1 2022 Variance Sales Volumes (mt in millions) 1.910 1.792 0.118 MOP Selling Price (FOB Mine) ($/mt) $ 421 $ 582 $ (161) MOP cash costs of production (excl Brine) ($/mt) $ 81 $ 81 $ - Brine Magagement Cash Costs ($ in millions) $ - $ - $ - $ in millions Gross Margin $ 413 $ 579 $ (166) Operating Earnings $ 402 $ 563 $ (161) Depreciation, Depletion and Amortization $ 70 $ 77 $ (7) Notables in Operating Earnings $ - $ (9) $ 9 Adjusted EBITDA(1) $ 474 $ 651 $ (177) FX rate (CAD/USD) 1.35 1.27 0.09 Q/Q Adjusted EBITDA(1) Bridge $651 $474 $(226) $36 $54 $(7) $(10) $(24) Q1 2022 Adjusted EBITDA Sales Price CRT Sales Volume Plant Spending / Absortion Idle/TA Other Q1 2023 Adjusted EBITDA $ in m illi on s $(177)

Phosphate (1)See Non-GAAP Financial Measures for additional information 13 Q1 2023 Q1 2022 Variance Sales Volumes (mt in millions) 1.836 1.661 0.175 DAP Selling Price (FOB Plant) ($/mt) $ 660 $ 785 $ (125) Production volume (mt in millions) 1.836 1.745 0.091 FL Cash Rock Cost of production ($/mt) $ 58 $ 50 $ 8 Cash Conversion Cost of production ($/mt) $ 96 $ 76 $ 20 $ in millions Gross Margin $ 259 $ 528 $ (269) Operating Earnings $ 266 $ 493 $ (227) Depreciation, Depletion and Amortization $ 116 120 $ (4) Notables in Operating Earnings $ 19 $ (13) $ 32 Adjusted EBITDA(1) $ 382 $ 632 $ (250) Q/Q Adjusted EBITDA(1) Bridge $632 $382 $(239) $58 $11 $(24) $(34) $(11) $(11) Q1 2022 Adjusted EBITDA Sales Price Sales Volume Raw Materials Conversion Rock Idle/TA Other Q1 2023 Adjusted EBITDA $ in m illi on s $(250)

Mosaic Fertilizantes (1)See Non-GAAP Financial Measures for additional information 14 Q1 2023 Q1 2022 Variance Sales Volumes (mt in millions) 2.080 1.822 0.258 Average Finished Product Selling Price ($/mt) $ 646 $ 817 $ (171) MAP Price (delivered price to third party) ($/mt) $ 669 $ 882 $ (213) Cash Rock Cost production (R$/mt) $ 606 $ 557 $ 49 Phosphate Cash Conversion Cost (R$/mt) $ 538 $ 403 $ 135 $ in millions Gross Margin $ (1) $ 219 $ (220) Operating Earnings $ (32) $ 187 $ (219) Depreciation, Depletion and Amortization $ 32 $ 25 $ 7 Notables in Operating Earnings $ - $ (18) $ 18 Adjusted EBITDA(1) $ 3 $ 233 $ (230) FX rate (BRL/USD) 5.20 5.24 (0.04) Q/Q Adjusted EBITDA(1) Bridge $233 $3 $(21) $(2) $(40) Q1 2022 Adjusted EBITDA $(255) Sales Price $88 Product Cost Sales Volume Idle/TA Other Q1 2023 Adjusted EBITDA $ in m illi on s $(230)

Reconciliation of non GAAP measures Consolidated Earnings (in millions) Q1 2023 Q1 2022 Consolidated net earnings attributable to Mosaic $435 $1,182 Less: Consolidated interest expense, net (41) (40) Plus: Consolidated depreciation, depletion and amortization 220 226 Plus: Accretion expense 23 20 Plus: Share-based compensation expense 12 16 Plus: Consolidated provision for income taxes 118 372 Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends 6 31 Plus: Notable items (66) (374) Adjusted EBITDA $777 $1,451 Diluted earnings per share $1.28 $3.19 Notable items impact on earnings per share 0.14 0.78 Adjusted diluted earnings per share $1.14 $2.41 15

Reconciliation of non GAAP measures Potash Earnings (in millions) Q1 2023 Q1 2022 Operating earnings $402 $563 Plus: Depreciation, depletion and amortization 70 77 Plus: Accretion expense 2 2 Plus: Foreign exchange gain (loss) 3 17 Plus: Other income (expense) - - Plus: Notable items (3) (8) Adjusted EBITDA $474 $651 16

Reconciliation of non GAAP measures Phosphate Earnings (in millions) Q1 2023 Q1 2022 Operating earnings $266 $493 Plus: Depreciation, depletion and amortization 116 120 Plus: Accretion expense 16 13 Plus: Foreign exchange gain (loss) (2) (7) Plus: Dividends received from equity investment 25 - Less: Earnings (loss) from consolidated noncontrolling interests 25 4 Plus: Notable items (14) 17 Adjusted EBITDA $382 $632 17

Reconciliation of non GAAP measures Mosaic Fertilizantes Earnings (in millions) Q1 2023 Q1 2022 Operating earnings (loss) $(32) $187 Plus: Depreciation, depletion and amortization 32 25 Plus: Accretion expense 5 4 Plus: Foreign exchange gain (loss) 23 119 Plus: Other income (expense) (1) (1) Less: Earnings (loss) from consolidated noncontrolling interests - - Plus: Notable items (24) (101) Adjusted EBITDA $3 $233 18